UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006 (October 10, 2006)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 300 First Stamford Place, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01    Other Events.

On October 10, 2006, Aircastle Limited issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing that its Board of Directors has declared a partial third quarter cash dividend on its common shares of $0.194 per share for the period commencing on August 12, 2006 and ending on September 30, 2006, payable on November 15, 2006 to holders of record of Aircastle’s common shares on October 31, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits

99.1    Press Release dated October 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)
/s/ David Walton
David Walton Chief Operating Officer, General Counsel and Secretary

Date: October 11, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated October 10, 2006